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                                                                    Exhibit 10.9

                       INTEGRATED CIRCUIT SYSTEMS, INC.

                     EXECUTIVE STOCK AND OPTION AGREEMENT
                     ------------------------------------

     THIS EXECUTIVE STOCK AND OPTION AGREEMENT (this "Agreement") is made and
                                                      ---------
entered into as of May 11, 1999 by and between Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), and Hock E. Tan ("Executive").
                                 -------                      ---------

     Reference is hereby made to the Agreement and Plan of Merger, as amended, dated January 20, 1999, between the Company and ICS Merger Corp., a Pennsylvania corporation ("ICS"), pursuant to which, as of the date hereof, and simultaneous
              ---
with the execution of this Agreement, ICS has merged with and into the Company (such merger, the "Merger") with the Company as the surviving corporation.
                   ------

     The Company and Executive desire to enter into this Agreement (i) to provide Executive options (collectively, the "Options") to acquire a certain
                                              -------
number of shares of Class A Common and a certain number of shares of Class L Common pursuant to the terms and subject to the conditions provided herein, and
(ii) to restrict the sale, assignment, transfer, encumbrance or other disposition of certain shares of Common Stock held by Executive, and to provide for certain rights and obligations in respect thereto as hereinafter provided. The Options granted hereunder are being granted under this Agreement and are not subject to the Company's 1999 Stock Option Plan or any other stock plan which has been previously adopted or which is adopted in the future by the Company. Capitalized terms used herein and not otherwise defined are defined in Section 18 hereof.

     The parties hereto agree as follows:

     1.   Options and Option Shares.
          -------------------------

     (a)  Options Grant. The Company hereby grants to Executive options to
          -------------
purchase (x) 229,922 shares of Class A Common ("Class A Option Shares") at an
                                                ---------------------
exercise price of $0.044 per share (the "Class A Exercise Price") and (y) 25,547
                                         ----------------------
shares of Class L Common ("Class L Option Shares" and together with the Class A
                           ---------------------
Option Shares, the "Option Shares") at an exercise price of $3.60 per share (the
                    -------------
"Class L Exercise Price"). The Class A Exercise Price and the Class L Exercise
 ----------------------
Price are collectively referred to herein as "Option  Prices" and individually
                                              --------------
as "Option Price". The option to purchase Class A Option Shares may be
    ------------
exercised independently of the option to purchase Class L Option Shares, and likewise the option to purchase Class L Option Shares may be exercised independently of the option to exercise Class A Option Shares. The Options will be immediately exercisable and, subject to earlier expiration as provided in subsection 1(b) below, will expire on the Expiration Date. The Options are not intended to be "incentive stock options" within the meaning of Section 422A of the Code.

     (b)  Expiration. Any Options which have not been exercised prior to the
          ----------
Termination Date will expire, and may not be exercised thereafter under any circumstances, on the earlier of (i) 65 days after the resignation of Executive other than for Good Reason (as defined in Executive's Employment Agreement) (180 days if the Termination Date occurs as a result of the death or
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disability (as determined in the good faith discretion of the Board) of
Executive), (ii) the Expiration Date or (iii) a Bain Exit. In addition, in the event of a proposed Sale of the Company, the Board may provide, in its discretion, by at least 20 days written notice to Executive, that any or all Options shall terminate if not exercised as of the date of such Sale of the Company or any other designated date following such Sale of the Company or that any such Options shall after such Sale of the Company represent only the right to receive such consideration as the Board shall deem equitable in the circumstances. Executive shall be entitled to 25 days advance written notice of a Bain Exit.

     (c)  Procedure for Exercise. At any time after the date hereof and prior to
          ----------------------
the Expiration Date, Executive may exercise all or a portion of the Options which have not expired pursuant to subsection 1(b) above by delivering written notice of exercise to the Company, together with (i) a written acknowledgment that Executive has read and has been afforded an opportunity to ask questions of members of the Company's management regarding all financial and other information provided to Executive regarding the Company and (ii) a certified check or wire transfer of funds in an amount equal to the aggregate Option Prices of the Option Shares being purchased or, at the option of Executive, payment may also be made by (A) surrendering shares of Class A Common that have been owned by the holder for at least six months and that have an aggregate fair market value (as determined by the Board in its sole discretion) equal to the exercise price, (B) by delivery of an irrevocable undertaking by a broker to deliver promptly to the company sufficient funds to pay the exercise price, or
(C) any combination of the foregoing. As a condition to any exercise of the Options, Executive will permit the Company to deliver to him all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable Executive to make an informed investment decision.

     (d)  Withholding Tax Requirements. It shall be a condition of the exercise
          ----------------------------
of any Option that the Executive make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be
                                          ------------------
determined by the Treasurer or other appropriate officer of the Company, and the Executive shall furnish such information and make such representations as such officer requires to make such determination.

     (e)  Withholding Tax Procedure. If the Company determines that withholding
          -------------------------
tax is required with respect to any Option exercise, the Company shall notify the Executive of the Withholding Amount, and the Executive shall pay to the Company in cash (including check, bankdraft, money order or wire transfer of immediately available funds) an amount not less than the Withholding Amount or, at the option of the Executive, such payment may also be made (i) by surrendering shares of Class A Common that have been owned by the holder for at least six months and that have an aggregate fair market value (as determined by the Board in its sole discretion) equal to the amount of withholding taxes, (ii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the withholding taxes, (iii) by requesting in the notice of exercise that the Company not issue a number of shares of Class A Common issuable upon exercise whose aggregate fair market value (as determined by the Board in its sole discretion) equal the minimum amount of withholding tax, or (iv) any combination of the foregoing. All amounts paid to the Company pursuant to this Section 1(e) shall be deposited in accordance with

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applicable law by the Company as withholding tax for the Executive's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Executive shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld; and at its election the Company may condition the transfer of any shares issued upon exercise of an incentive stock option upon receipt of such payment.

     (f)  Non-Transferability of Options. The Options are personal to Executive
          ------------------------------
and are not transferable (whether by sale or pledge) by Executive except pursuant to the laws of descent or distribution. Only Executive or his legal guardian or representative may exercise the Options.

     2.   Representations and Warranties; Acknowledgments.
          -----------------------------------------------

     (a)  Representations and Warranties by Executive. In connection with the
          -------------------------------------------
purchase and sale of Executive Stock hereunder, Executive represents and warrants to the Company that:

          (i) The shares of Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a current view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and the shares of Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

          (ii) Executive is an executive or director of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in Executive Stock.

          (iii) Executive is able to bear the economic risk of his investment in Executive Stock for an indefinite period of time because Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company and its Subsidiaries as he or she has requested. Executive has reviewed, or has had an opportunity to review, a copy of the Merger Agreement, and Executive is familiar with the transactions contemplated thereby. Executive also has reviewed, or has had an opportunity to review the Offering Memorandum related to certain of the debt financing of the Merger, the Company's Certificate of Incorporation and the Company's Bylaws and any credit agreements, notes and related documents to which the Company is a party.

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          (v)   This Agreement constitutes the legal, valid and binding
     obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

          (vi) Executive has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. Executive shall not grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          (vii) Executive is a resident of the State of Pennsylvania.

     (b)  Acknowledgment by Executive. As an inducement to the Company to issue
          ---------------------------
the Options to Executive, and as a condition thereto, Executive acknowledges and agrees that subject to any employment agreement between Executive and the Company or applicable law, neither the issuance of Options or any Executive Stock to Executive nor any provision contained herein will entitle Executive to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason.

     (c)  Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to Executive as follows:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

          (ii) The Company has all requisite corporate power and corporate authority to executive, deliver and perform this Agreement and to consummate the transactions provided for herein.

          (iii) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, including, but not limited to, the issuance and sale of the Post-Recapitalization Stock to be issued by it hereunder, have been duly authorized, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof.

          (iv) The Executive Stock issued to the Executive hereunder, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable.

          (v) As of the Closing, the authorized capital stock of the Company will consist of (A) 27,000,000 shares of Class A Common, of which 15,612,588 shares will be issued and outstanding immediately after the Closing, (B) 7,000,000 shares of Class B Common Stock, of which 5,653,079 shares will be issued and outstanding immediately after the Closing, and

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     (C) 3,000,000 shares of Class L Common Stock, of which 2,362,852 shares will be issued and outstanding immediately after the Closing. As of the Closing, other than options to purchase up to 5,734,333 shares of the Company's Class A Common, options to purchase up to 137,148 shares of the Company's Class L Common and preemptive rights to purchase shares of the Company's capital stock granted to certain of the Company's stockholders, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible or exchangeable for any shares of capital stock of the Company; provided,
                                                                  --------
     however, that shares of Class A Common may be converted into shares of
     -------
     Class B Common and shares of Class B Common may be converted into shares of Class A Common, all subject to the terms of the Company's Articles of Incorporation.

     3.  Right to Purchase Executive Stock or Option Shares Upon Termination of
         ----------------------------------------------------------------------
         Employment.
         ----------

     (a) Repurchase Right. If the Termination Date occurs, the Executive Stock
         ----------------
(including any Executive Stock acquired subsequent to the Termination Date), whether held by Executive or one or more transferees and the Option Shares, will be subject to repurchase by the Bain Stockholders, the Bear Stearns Stockholders, and the Company pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").
                     -----------------

     (b) Repurchase Price.  Executive Stock purchased pursuant to the Repurchase
         ----------------
Option will be purchased at a price per share equal to the Fair Market Value of such Executive Stock as of the Valuation Date. Option Shares purchased pursuant to the Repurchase Option will be purchased at a price per share equal to the difference between the Fair Market Value and the Exercise Price of such Option Share as of the Valuation Date.

     (c) Repurchase Procedures.  The Company may elect or decline to exercise
         ---------------------
the Repurchase Option by delivering written notice (the "Company Repurchase
                                                         ------------------
Notice") to the holder or holders of each class of the applicable Executive
------
Stock or Option Shares, the Bain Stockholders and the Bear Stearns Stockholders within the later of the one-year anniversary of this Agreement or 240 days after the applicable Termination Date. To the extent that after giving effect to the Company's option pursuant to the immediately preceding sentence any portion of the Executive Stock or Option Shares is not being repurchased by the Company, the Bain Stockholders and the Bear Stearns Stockholders may elect or decline to exercise the Repurchase Option to purchase up to their pro rata share (determined based upon the number of shares of Class A Common and Class B Common held by each) by delivering written notice (the "Initial Repurchase Notice") to
                                                 -------------------------
the Company, the holder or holders of Executive Stock or Option Shares and the other within the later of (i) 10 business days after receipt of the Company Repurchase Notice or (ii) the expiration of the later of one-year anniversary of this Agreement or the expiration of the 240 day period during which the Company was entitled to deliver the Company Repurchase Notice. To the extent that the Bain Stockholders or the Bear Stearns Stockholders do not elect to repurchase their full allotment of the remaining Executive Stock or Option Shares, the other party shall be entitled to purchase all or any portion of the remaining Executive Stock or Option Shares by providing written notice (the

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"Supplemental Repurchase Notice" and together with the Initial Repurchase Notice
 ------------------------------
and Company Repurchase Notice, a "Repurchase Notice") to each of the parties
                                  -----------------
receiving the Initial Repurchase Notice within ten business days of the expiration of the period during which the Bain Stockholders and the Bear Stearns Stockholders were entitled to deliver the Initial Repurchase Notice. Each Repurchase Notice will set forth the number of shares of each class of Executive Stock and Option Shares to be acquired from such holder(s), an estimate of the aggregate consideration to be paid for such holder's shares of each such class of Executive Stock or Option Shares and the time and place for the closing of the transaction. If any shares of any class of Executive Stock or Option Shares are held by any transferees of Executive, the Bain Stockholders, the Bear
Stearns Stockholders and the Company, as the case may be, will purchase such shares of such class elected to be purchased from such holder(s) of Executive Stock or Option Shares, pro rata according to the number of shares of such class of Executive Stock or Option Shares held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

     (d) Closing.   Each closing of a repurchase transaction will take place on
         -------
the date designated by the Bain Stockholders, the Bear Stearns Stockholders or the Company, as the case may be, in the latest Repurchase Notice, which date will not be more than 60 days after the delivery of such notice, and no earlier than any date set forth in an earlier Repurchase Notice or the final determination of Fair Market Value per share of Executive Stock or Option Shares as of the Valuation Date and the expiration of any time periods for which a repurchase election may be revoked pursuant to Section 3(e) (the "Scheduled Closing Date"). The Company will pay for any shares of Executive Stock or Option Shares to be purchased pursuant to a Repurchase Option by delivery of cash or cashier's check payable to the holder(s) of such shares of Executive Stock or Option Shares in an aggregate amount equal to their share of the aggregate repurchase price (the "Repurchase Price"); provided that any purchase
                                 ----------------    -------- ----
of the Executive Stock or Option Shares that occurs after the Scheduled Closing Date by the Company as a result of the Financing Circumstances (as defined below) shall include simple interest calculated from the Scheduled Closing Date to the date of such payment at the rate of 6% per annum on the Repurchase Price attributable to such shares of Executive Stock or Option Shares. The Bain Stockholders and the Bear Stearns Stockholders will pay for any shares of Executive Stock or Option Shares to be purchased pursuant to a Repurchase Option by delivery of cash or cashier's check payable to the holder(s) of such shares of Executive Stock or Option Shares in an aggregate amount equal to their share of the aggregate unpaid Repurchase Price for such shares of Executive Stock or Option Shares. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of shares of Executive Stock or Option Shares pursuant to this Section 3(d) will be subject to applicable restrictions and covenants contained in the Pennsylvania Business Corporation Law of 1988 and in the Company's and its Subsidiaries' debt financing agreements. If (i) any such restrictions or covenants prohibit the repurchase of Executive Stock or Option Shares hereunder which the Company is otherwise entitled to make, (ii) the Company does not have cash availability, including availability under its revolver, of at least $15 million on a projected basis for the next six month period (collectively, the "Financing Circumstances"), then the Company will not
                           -----------------------
be required to make such repurchase (and may defer making such repurchase) until it is permitted to do so under such restrictions and covenants and until its projected cash availability is greater than $15 million (with it being understood that the Company will make the maximum amount of repurchases permitted and may defer making the remainder of such repurchases until permitted to do so and it being further understood that any closing of any such repurchase shall not occur on a date which is later than the second anniversary of the Scheduled Closing Date). The Bain Stockholders, the Bear Stearns Stockholders and the Company will receive customary representations and warranties from each seller regarding the sale of shares of Executive Stock or Option Shares solely with respect to such seller's ownership and title to Executive Stock or Option Shares and capacity to transfer Executive Stock or Option Shares.

     (e) Revocation of Repurchase Election.  Notwithstanding anything contained
         ---------------------------------
in this Agreement to the contrary, if Executive objects to Board's determination of Fair Market Value as described in the definition of Fair Market Value, or if the Fair Market Value of a share of Executive Stock or Option Shares is otherwise determined to be an amount more than 10% greater than the per share repurchase price for such share of Executive Stock or Option Shares in the Initial Repurchase Notice or Supplemental Repurchase Notice, each of the Company, the Bain Stockholders and the Bear Stearns Stockholders shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Executive Stock or Option Shares elected to be repurchased by it by delivering notice of such revocation in writing to the holders of the Executive Stock and Option Shares, the Company, the Bain Stockholders and the Bear Stearns Stockholders during (i) the 30 day period beginning on the date that the Company, the Bain Stockholders and the Bear Stearns Stockholders received Executive's written notice of objection, and (ii) the 30 day period beginning on the date that the Company, the Bain Stockholders and/or the Bear Stearns Stockholders are given written notice that the Fair Market Value of a share of Executive Stock or Option Shares was finally determined to be an amount more than 10% greater than the per share repurchase price for Executive Stock or Option Shares set forth in the Initial Repurchase Notice or in the Supplemental Repurchase Notice.

     In the event that the Bain Stockholders deliver a notice of revocation, the Bear Stearns Stockholders shall be entitled to purchase all or any portion of the Executive Stock or Option Shares that would otherwise have been purchased by the Bain Stockholders by providing an additional Supplemental Repurchase Notice to the holders of the Executive Stock and Option Shares and the Company within 10 business days after receipt of the Bain Stockholders' notice of revocation. The Company may exercise the Repurchase Option for the remaining Executive Stock and Option Shares by delivering an additional Company Repurchase Notice to the holder or holders of the applicable Executive Stock and Option Shares within 10 business days of the expiration of the 10 business day period described in the preceding sentence.

     In the event that the Bear Stearns Stockholders deliver a notice of revocation, the Bain Stockholders shall be entitled to purchase all or any portion of the Executive Stock or Option Shares that would otherwise have been purchased by the Bear Stearns Stockholders by providing an additional Supplemental Repurchase Notice to the holders of the Executive Stock and Option Shares and the Company within 10 business days after receipt of the Bear Stearns Stockholders' notice of revocation. The Company may exercise the Repurchase Option for the remaining Executive Stock and Option Shares by delivering an additional Company Repurchase Notice to the holder or holders of the applicable Executive Stock and Option Shares within 10 business days of the expiration of the 10 business day period described in the preceding sentence.

     In the event that the Company delivers a notice of revocation, the Bain Stockholders and the Bear Stearns Stockholders shall be entitled to purchase their pro rata share (determined based on the number of shares of Class A Common and Class B Common held by each) of all or any portion of the Executive Stock or Option Shares that would otherwise have been purchased by the Company by providing an additional Supplemental Repurchase Notice to the holders of the Executive Stock and Option Shares and the other party within 10 business days after receipt of the Company's notice of revocation. To the extent that the Bain Stockholders or the Bear Stearns Stockholders do not elect to repurchase their full allotment of Executive Stock or Option Shares, the other party shall be entitled to purchase the remaining Executive Stock or Option Shares by delivering an additional Supplemental Repurchase Notice to the holder or holders of the applicable Executive Stock or Option Shares within 10 business days of the expiration of the 10 business day period described in the preceding sentence.

     (f) Termination of Repurchase Right.  The Repurchase Option granted to the
         -------------------------------
Bain Stockholders, Bear Stearns Stockholders and the Company shall terminate (to the extent not previously exercised) with respect to Executive Stock and Option Shares at the earliest of (i) a Bain Exit, (ii) a Qualified Initial Public Offering, or (iii) the tenth anniversary of the Closing Date.

     4.  Right to Put Executive Stock.
         ----------------------------

     (a) Put  Right.  If Executive ceases to be employed by the Company or any
         ----------
of its Subsidiaries due to a termination by the Company of Executive's employment with the Company or any Subsidiary other than for Cause, then holder(s) of Executive Stock have the right (the "Put Right") to require the
                                                  ---------
Company, or should they so elect subject to the terms and conditions set forth herein, the Bain Stockholders and the Bear Stearns Stockholders, to purchase all or any portion of the Executive Stock then held by all (and not less than all) of such holder(s) (other than any Executive Stock for which the Company has exercised its Repurchase Option) pursuant to the terms and conditions set forth in this Section 4. If any shares of any class of Executive Stock are held by any transferees of Executive, the Bain Stockholders, the Bear Stearns Stockholders and the Company, as the case may be, will purchase such shares of such class to be purchased from such holder(s) of Executive Stock, pro rata according to the number of shares of such class of Executive Stock held by such holder(s) at the time of delivery of such Put Notice (determined as nearly as practicable to the nearest share).

     (b) Put Price.  Executive Stock purchased pursuant to the Put Right will be
         ---------
purchased at a price per share equal to the Fair Market Value of such Executive Stock as of the Valuation Date.

     (c) Put Procedures.
         --------------

         (i) The Put Right is exercisable by the holder(s) of the Executive Stock delivering written notice (the "Put Notice") to the Company, the Bain
                                      ----------
Stockholders and the Bear Stearns Stockholders during the period beginning on the date that Executive is terminated by the Company (the "Termination Date")
                                                              ----------------
and ending on the date 65 days after the Termination Date. The Put Notice will set forth the number of shares of each class of Executive Stock held by all of the holder(s) of Executive Stock.

         (ii)   The Bain Stockholders and the Bear Stearns Stockholders may
each elect to purchase their pro rata share (determined based upon the number of shares of Class A Common and Class B Common held by each) of any or all of the shares of Executive Stock which the Company is otherwise required to purchase pursuant to the Put Option by delivering written notice (the "Initial Put
                                                              -----------
Purchase Notice") to the holder or holders of each class of Executive Stock, the
---------------
Company and the other party, within 30 days after receiving the Put Notice. To the extent that the Bain Stockholders or the Bear Stearns Stockholders do not elect to purchase their full allotment of Executive Stock, the other party shall be entitled to purchase all or any portion of the remaining Executive Stock by providing notice (the "Supplemental Put Purchase Notice") to each of the parties
                       --------------------------------
receiving the Initial Put Purchase Notice within the later of (i) 10 business days after receipt of the Initial Put Purchase Notice or (ii) the expiration of the 30 day period during which the Bain Stockholders and the Bear Stearns Stockholders were entitled to deliver Initial Put Purchase Notices. To the extent that, after giving effect to the reoffer pursuant to the immediately preceding sentence, any portion of the Executive Stock is not being purchased by the Bain Stockholders or the Bear Stearns Stockholders, the Company must repurchase the remaining Executive Stock as set forth in Section 4(d) below. Each Initial Put Purchase Notice and Supplemental Purchase Notice shall set forth the number of shares of each class of Executive Stock to be acquired from such holder(s) and an estimate of the aggregate consideration to be paid for such holder's shares of each such class of Executive Stock.

     (d) Closing.  The closing of the transactions contemplated by this Section
         -------
4 will take place at a time and place mutually agreed upon by the parties acquiring Executive Stock which date will not be more than 120 days after the delivery of the Put Notice, and no earlier than the final determination of Fair Market Value per share of Executive Stock as of the Valuation Date and the expiration of any time periods for which a purchase election may be revoked pursuant to Section 4(e) (the "Anticipated Closing Date"). The Bain
                               ------------------------
Stockholders, the Bear Stearns Stockholders and the Company, as the case may be, shall pay for any shares of Executive Stock to be purchased pursuant to the Put Option by delivery of cash or a cashier's check payable to the holder(s) of such shares of Executive Stock in an aggregate amount equal to their pro rata share of the aggregate repurchase price ("Put Price") for such shares of Executive
                                    ---------
Stock; provided that any purchase of Executive Stock that occurs after the
       -------- ----
Anticipated Closing Date by the Company as a result of the Financing Circumstances shall include simple interest calculated from the Anticipated Closing Date until the date of such purchase at the rate of 6% per annum on the Put Price attributable to such shares of Executive Stock. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of shares of Executive Stock by the Company will be subject to applicable restrictions and covenants contained in the Pennsylvania Business Corporation Law of 1988 and in the Company's and its Subsidiaries' debt and equity financing agreements. If either of the Financing Circumstances exist, the Company will not be required to make such repurchases until it is permitted to do so under such restrictions and until its projected cash availability is greater than $15 million (with it being understood that the Company will make the maximum amount of repurchases permitted under such financing agreements and may defer making the remainder of such repurchases until permitted to do so and it being further understood that any closing of any such repurchase shall not occur on a date which is later than the second anniversary of the Anticipated Closing Date). The Bain Stockholders, the Bear Stearns Stockholders and the Company will receive customary representations and warranties from each seller regarding the sale of shares of Executive Stock, solely with respect to such seller's ownership and title to Executive Stock and capacity to transfer Executive Stock.

     (e) Revocation of Purchase Election.  Notwithstanding anything contained in
         -------------------------------
this Agreement to the contrary, if Executive objects to the Board's determination of Fair Market Value as described in the definition of Fair Market Value, or if the Fair Market Value of a share of Executive Stock is otherwise determined to be an amount more than 10% greater than the per share repurchase price for such share of Executive Stock in the Initial Put Purchase Notice or Supplemental Put Purchase Notice, each of the Bain Stockholders and the Bear Stearns Stockholders shall have the right to revoke its exercise of the option to purchase shares of Executive Stock pursuant to Section 4(d) by delivering notice of such revocation in writing to the holders of the Executive Stock, the Company, and the other party during (i) the 30 day period beginning on the date that the Company, the Bain Stockholders and the Bear Stearns Stockholders received Executive's written notice of objection, and (ii) the 30 day period beginning on the date that the Company, the Bain Stockholders and/or the Bear Stearns Stockholders are given written notice that the Fair Market Value of a share of Executive Stock was finally determined to be an amount more than 10% greater than the per share repurchase price for Executive Stock set forth in the Initial Put Purchase Notice or in the Supplemental Put Purchase Notice.

     Furthermore, if Executive objects to the Board's determination of Fair Market Value as described in the definition of Fair Market Value, or if the Fair Market Value of a share of Executive Stock is otherwise determined to be more than 10% less than the per share repurchase price for such share of Executive Stock in the Initial Put Purchase Notice or Supplemental Put Purchase Notice, Executive shall have the right to revoke his exercise of the Put Right pursuant to Section 4 by delivering notice of such revocation in writing to the Company, the Bain Stockholders and the Bear Stearns Stockholders during (i) the 30 day period beginning on the date that the Company, the Bain Stockholders and the Bear Stearns Stockholders received Executive's written notice of objection, or
(ii) the 30 day period beginning on the date that Executive, the Company, the Bain Stockholders and/or the Bear Stearns Stockholders are given written notice that the Fair Market Value of a share of Executive Stock was finally determined to be more than 10% less than the per share repurchase price for Executive Stock set forth in the Initial Put Purchase Notice or in the Supplemental Put Purchase Notice.

     In the event that the Bain Stockholders deliver a notice of revocation, the Bear Stearns Stockholders shall be entitled to purchase all or any portion of the Executive Stock that would otherwise have been purchased by the Bain Stockholders by providing an additional Supplemental Put Purchase Notice to the holders of the Executive Stock and the Company within 10 business days after receipt of the Bain Stockholders' notice of revocation. The Company must purchase the remaining shares of Executive Stock by delivering an additional Company Put Purchase Notice to the holder or holders of the applicable Executive Stock within 10 business days of the expiration of the 10 business day period described in the preceding sentence.

     In the event that the Bear Stearns Stockholders deliver a notice of revocation, the Bain Stockholders shall be entitled to purchase all or any portion of the Executive Stock that would otherwise have been purchased by the Bear Stearns Stockholders by providing an additional Supplemental Put Purchase Notice to the holders of the Executive Stock and the Company within 10 business days after receipt of the Bear Stearns Stockholders' notice of revocation. The Company must purchase the remaining shares of Executive Stock by delivering an additional Company Put Purchase Notice to the holder or holders of the applicable Executive Stock within 10 business days of the expiration of the 10 business day period described in the preceding sentence.

     (f) Termination of Put Right.  The Put Right granted to the holder(s) of
         ------------------------
Executive Stock shall terminate (to the extent not previously exercised) with respect to Executive Stock as of the first anniversary of the date of this Agreement.

     5.  Restrictions on Transfer of Executive Stock.
         -------------------------------------------

     (a) Transfer of Executive Stock.  Executive will not sell, pledge, transfer
         ---------------------------
or otherwise dispose of (a "Transfer") any interest in any shares of Executive
                            --------
Stock, except (i) pursuant to the provisions of Sections 3, 4, 5(b), 8, 9, 11 (in connection with a Transfer by the Bain Stockholders only) or 13 hereof, (ii) pursuant to the terms of the Registration Agreement, dated as of the date hereof, by and between the Company and certain of its stockholders, (iii) pursuant to applicable laws of descent and distribution, or (iv) among Executive's Family Group; provided, that the restrictions contained in this
                          --------
Section 5 will continue to be applicable to the shares of Executive Stock after any Transfer of the type referred to clauses (iii) or (iv) above and, as a condition to any such Transfer, the transferees of such shares of Executive Stock must agree in writing to be bound by the provisions of this Agreement.
In the case of a transfer by Executive to a member of his Family Group, after such transfer Executive must continue to own at least 50% of his shares of Executive Stock originally owned by him on a fully diluted basis. Any transferee of Executive Stock pursuant to a Transfer in accordance with clause
(iii) or (iv) above is herein referred to as a "Permitted Transferee."  Upon the
                                                --------------------
proposed Transfer of Executive Stock pursuant to clause (iii) or (iv) above, Executive or a Permitted Transferee Transferring such Executive Stock will deliver a written notice (a "Transfer Notice") to the Company, which discloses
                             ---------------
in reasonable detail the identity of the Permitted Transferee(s). Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in such Permitted Transferee.

     (b) Termination of Transfer Restrictions. The restrictions set forth in
         ------------------------------------
Section 6(a) will terminate upon a Qualified Initial Public Offering.

     6.  Additional Restrictions on Transfer.
         -----------------------------------

     (a) The certificates representing shares of Executive Stock will bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM

         REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AND OPTION AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND AN EMPLOYEE OF THE COMPANY DATED AS OF MAY 11, 1999, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

The legend set forth above regarding the Plan shall be removed from the certificates evidencing any securities which cease to be Executive Stock.

     (b) No holder of Executive Stock may Transfer any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Executive Stock will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates which do not bear the Securities Act legend set forth in Section 6(a).

     7.  Definition of Executive Stock.  For all purposes of this Agreement,
         -----------------------------
Executive Stock will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company, purchasers pursuant to an offering registered under the Securities Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time the Company is a Public Company) and subsequent transferees), and each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend or other recapitalization.

     8.  Unaffiliated Sale of the Company
         --------------------------------

     (a) If the Board approves an Unaffiliated Sale of the Company (an "Approved
                                                                        --------
Sale"), then each holder of each class of Executive Stock will vote for, consent
----
to and raise no objections against such Approved Sale. Each holder of each class of Executive Stock will, to the maximum extent permitted by applicable law, waive any dissenters' rights, appraisal rights or similar rights in connection with such Approved Sale, and if such Approved Sale is a sale of stock, each holder of such class of Executive Stock will agree to sell (including, without limitation, by executing and delivering definitive agreements with respect thereto) up to all of his or her shares of Executive Stock on the terms and conditions approved by the Board; provided that the terms
                                                         --------
and conditions of such transaction applicable to each holder of a class of Executive Stock are the same as those applicable to the Bain Stockholders holding such class of capital stock (including, subject to Section

10 below, the price per share and the type of consideration, but excluding reasonable investment banking and advisory fees customarily charged by the Bain Stockholders and the Bear Stearns Stockholders for transactions of such type). Each holder of Executive Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Board or the Company.

     (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

     (c) Each of the holders of Executive Stock (if any) will bear their pro-rata share (based upon the number of shares of Class A Common sold) of the costs of any sale of Executive Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all or substantially all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by each holder of Executive Stock on its own behalf will not be considered costs of the transaction hereunder.

     (d) The provisions of this Section 8 shall terminate upon a Qualified Initial Public Offering.

     9.  Bain Sale of the Company
         ------------------------

     (a) If a majority of the members of the Board (which, for purposes of this
Section 9, shall include any director appointed by the Bear Stearns Stockholders pursuant to the Voting Agreement, dated as of the date hereof, by and among the Company and certain stockholders of the Company party thereto from time to time (the "Voting Agreement")) who are not Affiliates or designees of the Bain Stockholders (the "Non-Bain Directors") approve a Bain Sale of the Company (an
                   ------------------
"Approved Bain Sale"), then each holder of Executive Stock who is not an
 ------------------
Affiliate of the Bain Stockholders will vote for, consent to and raise no objections against such Approved Bain Sale. Each such holder of Executive Stock will, to the maximum extent permitted by applicable law, waive any dissenters' rights, appraisal rights or similar rights in connection with such Approved Bain Sale, and in the event that such Approved Bain Sale is a sale of stock, each such holder of Executive Stock will agree to sell (including, without limitation, by executing and delivering definitive agreements with respect thereto) up to all of his or her Executive Stock on the terms and conditions approved by the Non-Bain Directors; provided that the terms and conditions of
                                     --------
such transaction applicable to each holder of a class of Executive Stock that is not a Bain Stockholder or an Affiliate thereof are the same as those applicable to the stockholder holding the largest number of shares of such class of capital stock that is not a Bain Stockholder or an Affiliate thereof (including, subject to Section 9 below, the price per share and the type of consideration, but excluding reasonable investment banking and advisory fees customarily charged by the Bear Stearns Stockholders for transactions of such type). Each holder of Executive Stock will take all necessary or desirable actions in connection with the consummation of the Approved Bain Sale as requested by the Non-Bain Directors, the Bain Stockholders or the Company.

     (b) If, in relation to an Approved Bain Sale, the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock will, at the request of the Company or the Bain Stockholders appoint a purchaser representative (as such term is defined in Rule
501) reasonably acceptable to the Company and the Bain Stockholders. If any holder of Executive Stock appoints a purchaser representative designated by the Company or the Bain Stockholders, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company or the Bain Stockholders, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

     (c) Each of the holders of Executive Stock (if any) will bear their pro-rata share (based upon the number of shares of Class A Common sold by stockholders) of the costs of any sale of Executive Stock pursuant to an Approved Bain Sale, to the extent such costs are incurred for the benefit of all or substantially all holders of Common Stock not affiliated with the Bain Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by each holder of Executive Stock on its or her own behalf will not be considered costs of the transaction hereunder.

     (d) The provisions of this Section 9 shall terminate upon a Qualified Initial Public Offering.

     10. Distributions upon Sale of the Company, etc..  In the event of a sale
         --------------------------------------------
or exchange by the holders of Executive Stock (whether by sale, merger, recapitalization, reorganization, consolidation, combination or otherwise) in connection with an Approved Sale or Approved Bain Sale each holder of Executive Stock shall receive in exchange for the Executive Stock held by such holder participating in such sale, the same portion of the aggregate consideration from such sale or exchange that such holder would have received if such aggregate consideration had been distributed by the Company to the holders of capital stock of the Company participating in such sale, in complete liquidation pursuant to the rights and preferences set forth in the Company's Amended and Restated Articles of Incorporation as in effect immediately prior to such sale or exchange (and assuming that the only shares of capital stock of the Company outstanding were the shares of capital stock of the Company participating in such sale). Each holder of Executive Stock shall take all necessary or desirable actions in connection with the distribution of the aggregate consideration from such sale or exchange as requested by the Company.

     11.  Participation Rights.
          --------------------

     (a) If the Bain Stockholders or the Bear Stearns Stockholders propose to enter into any sale to an unaffiliated third party (including Bear Stearns or its Affiliates in the case of Bain, or Bain or its Affiliates, in the case of Bear Stearns) pursuant to which such party or parties acquire more than 5% of any class of capital stock held by the Bain Stockholders or Bear Stearns Stockholder in any transaction or series of transactions (excluding Public Sales and transfers and/or distributions to partners of the Bain Stockholders or the Bear Stearns Stockholders), then the Executive will be afforded an opportunity to participate in such transaction on, subject to Section 10 above, the same terms and conditions as applicable to the other holders of such class of capital stock participating in such transaction. If any stockholder other than the Bain Stockholders or the Bear Stearns Stockholders, as the case may be (each a "Transferring Stockholder") has elected to participate in such sale, the
 ------------------------
Transferring Stockholder shall be entitled to sell in the contemplated sale a number of shares of any class of capital stock equal to the product of (i) the quotient determined by dividing the percentage of such class of capital stock owned by the Transferring Stockholder by the aggregate percentage of Common Stock owned by the stockholders participating in such sale (which in the case of a sale by Bain Stockholders may include the Bear Stearns Stockholders and which in the case of a sale by Bear Stearns Stockholders may include the Bain Stockholders) and (ii) the number of shares of such class of capital stock to be sold in the contemplated sale. Each holder of Executive Stock participating in any such transaction will take all necessary or desirable actions in connection with the consummation of any such transaction as requested by the Bain Stockholders including without limitation executing the applicable purchase agreement.

     (b) Notwithstanding the foregoing, in the event that the Bain Stockholders intend to transfer shares of more than one class of capital stock, each Transferring Stockholder will not be entitled to participation rights pursuant to this Section 11 unless such Transferring Stockholder sells in the contemplated sale a pro rata portion of shares of all such classes of capital stock, which portion shall be determined in the manner set forth in Section 11(a).

     (c) The Bain Stockholders will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of any Transferring Stockholders in any contemplated sale, and the Bain Stockholders will not transfer any class of capital stock to the prospective transferee(s) unless (i) the prospective transferee(s) agree to allow the participation of the Transferring Stockholders or (ii) the Bain Stockholders agree to purchase on the same terms and conditions the number of such class of capital stock from any Transferring Stockholders which such Transferring Stockholders would have been entitled to sell pursuant to this Section 11.

     12.  Preemptive Rights.
          -----------------

     (a) Except as set forth in subsection (b) below, the Company will not issue, sell or otherwise transfer to the Bain Stockholders or the Bear Stearns Stockholders (an "Issuance") at any time prior to a Public Offering, any capital
                  --------
stock or debt securities (or securities convertible into or exercisable or exchangeable for capital stock or debt securities) unless, at least 15 days prior to such Issuance, the Company notifies each holder of Executive Stock in writing of the Issuance (including the price, the purchasers thereof and the other terms thereof) and grants to each holder of Executive

Stock, the right (the "Right") to subscribe for and purchase a portion of such
                       -----
additional shares or other securities so issued at the same price and on the same terms as issued in the Issuance equal to the quotient determined by dividing (1) the number of fully diluted shares of Class A Common and Class B Common held by such holder by (2) the total number of shares of Class A Common and Class B Common outstanding on a fully diluted basis. Notwithstanding the foregoing, if all Persons entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, the holders of capital stock exercising their Right pursuant to this Section shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The Right may be exercised by such holder at any time by written notice to the Company received by the Company within 10 days after receipt by such holder of the notice from the Company referred to above. The closing of the purchase and sale pursuant to the exercise of the Right shall occur not less than 10 days after the Company receives notice of the exercise of the Right and concurrently with the closing of the Issuance.

     (b) Notwithstanding the foregoing, the Right shall not apply to (i) issuances of capital stock or debt securities (or securities convertible into or exchangeable for, or options to purchase, capital stock or debt securities), pro rata to all holders of any class of Stock, as a dividend on, subdivision of or other distribution in respect of, such class of capital stock, (ii) conversions or exchanges of one class or form of capital stock into another class or form of capital stock, (iii) issuances of capital stock upon exercise of any debt security issued by the Company, or (iv) the issuance of capital stock (or securities convertible into or exchangeable for, or options to purchase, capital stock) on customary, arm's length terms in connection with the provision by the Bain Stockholders or the Bear Stearns Stockholders of debt financing to the Company or its Subsidiaries.

     (c) The provisions of this Section 12 will terminate upon the consummation of a Public Offering or upon a Bain Exit.

     13.  Initial Public Offering.  In the event that the Board approves an
          -----------------------
initial public offering and sale of Common Stock (a "Public Offering") pursuant
                                                     ---------------
to an effective registration statement under the Securities Act of 1933, as amended, the holders of Common Stock shall take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure would adversely affect the marketability of the offering, each holder of Common Stock shall consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters and the Board find acceptable and equitable in the circumstances and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities take into account rights and preferences
--------
set forth in the Company's Amended and Restated Articles of Incorporation as in effect immediately prior to such Public Offering.

     14.  Organic Change.  Any recapitalization, reorganization,
          --------------
reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for

Common Stock is referred to herein as an "Organic Change." Except as provided in
                                          --------------
a Sale of the Company or otherwise provided herein, after the consummation of any Organic Change, each Option shall thereafter be exercisable for, rather than the applicable Option Shares immediately theretofore acquirable and receivable upon exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for the number and class of Option Shares immediately theretofore acquirable and receivable upon exercise of such Option had such Organic Change not taken place.

     15.  Adjustment for Change in Common Stock.  In the event of a
          -------------------------------------
recapitalization, reorganization, stock split, stock dividend, combination of shares, consolidation, merger or other change in any class of Common Stock, the Board may, in order to prevent the dilution or enlargement of rights under any Option, make appropriate changes in the number and type of shares or other consideration covered by any unexercised Option which has not expired and its applicable Option Price as is appropriate and equitable under the circumstances.

     16.  Holdback Agreement.  Before and after the effective date of any
          ------------------
underwritten Public Offering, no holder of Executive Stock will effect any sale or distribution of Common Stock during the period designated by the underwriters managing such underwritten Public Offering with respect to such holder of Executive Stock, but in no event shall any such period following the effective date of any such underwritten Public Offering exceed 180 days.

     17.  Voting Agreement.  Except as otherwise provided herein, from and after
          ----------------
the date hereof until the provisions of this Section 17 cease to be effective, Executive and Executive's transferees shall vote all of their Option Shares and take all other necessary or desirable actions within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) as requested from time to time by the holders of a majority of the shares of voting Common Stock. The provisions of this Section 17 shall cease to be effective upon the earlier of the consummation of (i) a Qualified Initial Public Offering, or
(ii) a Bain Exit.

     18.  Definitions.  The following terms are defined as follows:
          -----------

     "Affiliate" means, when used with reference to a specified Person, any
      ---------
Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). It is understood and agreed that any portfolio company in which a Bain Stockholder or any other Affiliates thereof which is a private equity fund holds in excess of 30% of the outstanding capital stock is an "Affiliate" of such Bain Stockholder for purposes of this Agreement and that any portfolio company in which a Bear Stearns Stockholder or any Affiliate thereof that invests primarily in equity securities holds in excess of 30% of the outstanding capital stock is an "Affiliate" of such Bear Stearns Stockholder for purposes of this Agreement.

     "Bain Exit" means (i) a sale of all or substantially all of the
      ---------
consolidated assets of the Company to any Person other than the Bain Stockholders or their Affiliates or (ii) the transfer or other disposition of at least 95% of the outstanding shares of capital stock of the Company for cash or marketable securities (in each case whether by merger, consolidation, sale of the Company's capital stock or otherwise).

     "Bain Sale of the Company" means (i) a sale of all or substantially all of
      ------------------------
the consolidated assets of the Company to one or more of the Bain Stockholders or their Affiliates, or (ii) the transfer or other disposition to the Bain Stockholders or their Affiliates of outstanding shares of capital stock of the Company (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise) such that after giving effect to such transfer the Bain Stockholders and their Affiliates own all or substantially all of the outstanding shares of the Company's capital stock (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise).

     "Bain Stockholders" means the Persons listed on the signature pages hereto
      -----------------
as Bain Stockholders.

     "Bear Stearns Stockholders" means ICST Acquisition Corporation, a Delaware
      -------------------------
corporation.

     "Board" means the Company's Board of Directors.
      -----

     "Cause" means (i) the commission of a felony, (ii) the commission of fraud
      -----
having an adverse effect on the Company or any of its Subsidiaries or any of their directors or shareholders, (iii) any material act or omission involving dishonesty having an adverse effect on the Company or any of its Subsidiaries or any of their directors or shareholders, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or substantial failure to otherwise perform duties as reasonably directed in any such case described in this clause (iv), for thirty days after written notice from the Board and an opportunity to cure.

     "Class A Common" means the Company's Class A Common, par value $.01 per
      --------------
share.

     "Class B Common" means the Company's Class B Common Stock, par value $.01
      --------------
per share.

     "Class L Common" means the Company's Class L Common Stock, par value $.01
      --------------
per share.

     "Common Stock" means, collectively, Class A Common, Class B Common, Class L
      ------------
Common and any other common stock authorized by the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time.

     "Executive Stock" means (i) all shares of Issued Stock and (ii) all shares
      ---------------
of Common Stock issued with respect to the shares referred to in clause (i) above by way of stock dividend or stock split in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

     "Expiration Date" means, with respect to any Option, the date which is ten
      ---------------
(10) years after the date of this Agreement.

     "Fair Market Value"of each share of Common Stock means the average of the
      -----------------
closing prices of the sales of the appropriate class of Common Stock on all securities exchanges on which such class of Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such class of Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such class of Common Stock determined in good faith by the Board based on such factors as the members thereof, in the exercise of their business judgment, consider relevant without taking into account a discount for a minority position or illiquidity but taking into account whether the Company is a privately held company or a public company (with it being understood that as of the day immediately following the date hereof, the Fair Market Value for each share of Class A Common shall be $0.22 and for each share of Class L Common shall be $18 per share notwithstanding that the Company is a private company). If the Executive in good faith disagrees with such determination, the Board and the Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Company Repurchase Notice, the Initial Repurchase Notice or the Supplemental Repurchase Notice, Fair Market Value shall be determined by an independent and unaffiliated appraiser (which shall be one of Valuation Research, BT Alex Brown, Broadview Associates or Morgan Stanley) selected by the Board, which appraiser shall be instructed to submit to the Board and the Executive a report within 30 days of its engagement setting forth such determination. The first $7,000 of the expenses of such appraiser shall be borne by the Executive (and the remainder shall be borne by the Company) unless the appraiser's valuation is at least 25% greater than the amount determined by the Board, in which case, the costs of the appraiser shall be borne by the Company. In the absence of manifest error, the determination of such appraiser shall be final and binding upon all parties. Notwithstanding the foregoing, to the extent that the Company has determined Fair Market Value through an independent and unaffiliated appraiser at any time within the six month period prior to Executive's Termination Date, the Fair Market Value set forth in such appraisal shall conclusively be deemed to be "Fair Market Value" hereunder and shall be binding upon all parties hereto, unless the Board, in its good faith discretion determines that acquisitions, divestitures or other material events consummated during such six-month period affect the valuation set forth in such appraisal.

     "Family Group" means a Participant's spouse and descendants (whether
      ------------
natural or adopted) and any trust solely for the benefit of such Participant and/or such Participant's spouse and/or descendants (natural or adopted) of Participant and any corporation, limited liability company, partnership or other entity the equity holders of which solely include such Participant, his or her spouse or descendants (natural or adopted) or any trust for the benefit of such Participant, his or her spouse or descendants (natural or adopted).

     "Independent Third Party" means any Person who, immediately prior to the
      -----------------------
contemplated transaction, does not own in excess of 5% of the Common Stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse or descendant (by birth or adoption) of any such 5% owner of the Common Stock.

     "Issued Stock" means all shares of Common Stock issued upon the proper
      ------------
exercise of an Option.

     "Person" means an individual, a partnership, a corporation, a limited
      ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

     "Public Company" means a company any of whose securities are registered
      --------------
pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.

     "Public Offering" means a public offering and sale of the Common Stock
      ---------------
pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

     "Public Sale" means any sale of Common Stock to the public pursuant to an
      -----------
offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to the time the Company is a Public Company) adopted under the Securities Act.

     "Qualified Initial Public Offering" means the initial sale by the Company
      ---------------------------------
of any class or classes of the Common Stock in an offering registered under the Securities Act of 1933, as amended from time to time, other than an offering made solely in connection with a business acquisition or combination or an employee benefit plan, but only if the aggregate gross proceeds received by the Company and its stockholders in such initial sale or series of such sales in the aggregate are in excess of $50 million.

     "Sale of the Company" means (i) a Bain Sale of the Company, or (ii) an
      -------------------
Unaffiliated Sale of the Company.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

     "Termination Date" means the date that Executive ceases to be employed by
      ----------------
the Company or any of its Subsidiaries for any reason.

     "Unaffiliated Sale of the Company" means (i) a sale of all or substantially
      --------------------------------
all of the consolidated assets of the Company to any Person other than the Bain Stockholders or their Affiliates, or (ii) the transfer or other disposition to any Person other than the Bain Stockholders or their Affiliates of more than 50% of the outstanding shares of capital stock of the Company (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise).

     "Valuation Date" shall mean (i) with respect to any Repurchase Option, the
      --------------
date, if any, that the Company delivers a Repurchase Notice to a holder of Executive Stock or (ii) with respect to any Put Right, the date, if any, that the holder(s) of Executive Stock deliver a Put Notice to the Company.

     19.  Notices.  Any notice provided for in this Agreement must be in writing
          -------
and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

     To the Company:

          Integrated Circuit Systems, Inc.
          2435 Boulevard of the Generals
          Valley Forge, PA 19482
          Attn:  President

     With copies to:

          Pepper Hamilton LLP
          3000 Two Logan Square
          18/th/ and Arch Streets
          Philadelphia, PA 19103
          Facsimile: (215) 981-4750
          Attn:  Robert A. Friedel

     and:

          Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  David Dominik
                 Michael Krupka
                 Yoo Jin Kim

     and

          ICST Acquisition Corp.
          c/o Bear, Stearns & Co. Inc.
          New York, NY 10167
          Attn:  John D. Howard
                 Bodil M. Arlander

     and

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Jeffrey Hammes, P.C.
                 Jeffrey Seifman

     and

          Kirkland & Ellis
          655 Fifteenth Street, N.W.
          Washington, D.C. 20005
          Attn:  Richard L. Perkal

     To Executive:

          at Executive's last address
          on the records of the Company
or such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

     20.  Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     21.  Complete Agreement.  This Agreement embodies the complete agreement
          ------------------
and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the foregoing, all Executive Stock and stock option agreements between the Company and Executive which existed immediately prior to the Merger are hereby canceled and terminated.

     22.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     23.  Successors and Assigns; Transfer.  This Agreement is intended to bind
          --------------------------------
and inure to the benefit of and be enforceable by Executive and the Company and their respective successors, heirs and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement. Prior to Transferring any shares of Executive Stock (other than in a Public Sale or any Approved Sale) to any person or entity, Executive will cause the prospective transferee to execute and deliver to the Company an agreement containing the rights and restrictions set forth herein with respect to such shares of Executive Stock.

     24.  Governing Law.  The corporate law of the Commonwealth of Pennsylvania
          -------------
will govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the Commonwealth of Pennsylvania.

     25.  Remedies.  The parties hereto acknowledge and agree that money damages
          --------
may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

     26.  Effect of Transfers in Violation of Agreement.  The Company will not
          ---------------------------------------------
be required (a) to transfer on its books any shares of Executive Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares of Executive Stock, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares of Executive Stock have been transferred in violation of this Agreement.

     27.  Amendments and Waivers.  Any provision of this Agreement may be
          ----------------------
amended or waived only with the prior written consent of the Company (with approval of the Board) and Executive; provided that Sections 3, 4, 8, 11, 29 and
                                      -------- ----
30 are for the express benefit of the Bain Stockholders and/or the Bear Stearns Stockholders and there shall be no amendment to (or other amendment to this Agreement which has the effect of amending) any of Sections 3, 4, 8, 11, 29 or 30 or this Section 26 in a manner adverse to the Bain Stockholders without first obtaining the written consent of the Bain Stockholders or in a manner adverse to the Bear Stearns Stockholders without first obtaining the written consent of the Bear Stearns Stockholders, as applicable

     28.  Rights of Executive.  Nothing in this Agreement shall interfere with
          -------------------
or limit in any way the right of the Company or any Subsidiary to terminate Executive's employment at any time (with or without cause), or confer upon Executive any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive Executive's current (or other) rate of compensation.

     29.  Certain Transactions with Bain.  Following the date of the
          ------------------------------
consummation of the Merger, (i) the Company will not effect a Sale of the Company to a portfolio company of the Bain Stockholders, and (ii) the Company will not agree to consummate (or consummate) any non-material transaction other than on an arms-length basis or otherwise enter into or consummate any material transaction whether or not on an arms-length basis with the Bain Stockholders or their Affiliates, other than pursuant to agreements entered on or prior to the date hereof or agreed upon by the Non-Bain Directors, in each case unless such transaction has been approved by the Non-Bain Directors (which for purposes of this Section 29 shall include the approval of any director appointed by the Bear Stearns Stockholders pursuant to the Voting Agreement).

     30.  Rights Granted to the Bain Stockholders, the Bear Stearns Stockholders
          ----------------------------------------------------------------------
and their Affiliates.  Any rights granted to the Bain Stockholders, the Bear
--------------------
Stearns Stockholders and their Affiliates hereunder may also be exercised (in whole or in part) by their designees (which may be Affiliates).

     31.  Offset.  Whenever the Company or any of its Subsidiaries is to pay any
          ------
sum to Executive or any Affiliate or related person thereof, any amounts that such Executive or such Affiliate or related person owes to the Company or any of its Subsidiaries may be deducted from that sum before payment.

     32.  Further Assurances.  Executive shall execute and deliver all
          ------------------
documents, provide all information, and take or refrain from taking such actions as may be necessary or appropriate to achieve the proposes of this Agreement.
In addition, in connection with any Sale of the Company structured to achieve pooling of interest accounting treatment, Executive will take such actions as requested by the Board as are necessary to achieve and maintain pooling of interest treatment.

     33.  Deemed Transfer of Executive Stock.  If the Bain Stockholders, the
          ----------------------------------
Bear Stearns Stockholders and/or the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Option Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Bain Stockholders, the Bear Stearns Stockholders and the Company, as the case may be, shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     34.  Construction.  References herein to this Agreement and any other
          ------------
agreement shall mean references to such agreement, as amended, modified, supplemented or waived from time to time.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Executive Stock and Option Agreement on the day and year first above written.


                              INTEGRATED CIRCUIT SYSTEMS, INC.

                               /s/ Hock E. Tan
                              --------------------------------
                              By:  Hock E. Tan
                              Its: President


                              /s/  Hock E. Tan
                              --------------------------------
                                   Hock E. Tan
                              with respect to paragraphs 3, 4, 8, 11, 26, 29 and
                              --------------------------------------------------
                              30 only:
                              -------

                              BAIN STOCKHOLDERS:
                              -----------------

                              BAIN CAPITAL FUND VI, L.P.

                              By:   Bain Capital Partners VI, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors VI, Inc.
                              Its:  General Partner

                              By: /s/ Michael Krupka
                                 -------------------------------------
                              Name:  Michael Krupka
                              Its:   Managing Director


                              BCIP TRUST ASSOCIATES II


                              By: /s/ Michael Krupka
                                 -------------------------------------

                              BCIP TRUST ASSOCIATES II-B

                              By: /s/ Michael Krupka
                                 -------------------------------------


                              BCIP ASSOCIATES II

                              By: /s/ Michael Krupka
                                 -------------------------------------


                              BCIP ASSOCIATES II-B

                              By: /s/ Michael Krupka
                                 -------------------------------------
                              with respect to paragraphs 3, 4, 8, 11, 26, 29 and
                              --------------------------------------------------
                              30 only:
                              -------

                              BAIN STOCKHOLDERS:
                              -----------------

                              BCIP ASSOCIATES II-C

                              By: /s/ Michael Krupka
                                 -------------------------------------


                              PEP INVESTMENTS PTY LTD.

                              By: /s/ Michael Krupka
                                 -------------------------------------
                              with respect to paragraphs 3, 4, 8, 11, 26, 29 and
                              --------------------------------------------------
                              30 only:
                              -------

                              BAIN STOCKHOLDERS:
                              -----------------

                              RANDOLPH STREET PARTNERS II

                              By:   /s/ Jeffrey Seifman
                                    ------------------------------

                              Its:  ______________________________

                              RANDOLPH STREET PARTNERS 1998
                              DIF, L.L.C.

                              By:    /s/ Jeffrey Seifman
                                    ------------------------------

                              Its:  ______________________________
                              with respect to paragraphs 3, 4, 8, 11, 26, 29 and
                              --------------------------------------------------
                              30 only:
                              -------

                              BEAR STEARNS STOCKHOLDERS:
                              -------------------------

                              ICST ACQUISITION CORP.

                              By: /s/ Bodil Arlander
                                 -----------------------------

                              Its:____________________________